Exhibit 10.11

CONTRIBUTION AND ALLOCATION AGREEMENT

This CONTRIBUTION AND ALLOCATION AGREEMENT (this “Agreement”) is dated as of May 19, 2016, by and among Ming Hsieh (the “Contributor”), Fulgent Pharma LLC, a California limited liability company (“Pharma”) and Fulgent Therapeutics LLC, a California limited liability company (the “Company”). Contributor, Pharma and the Company are sometimes hereinafter collectively referred to as the “Parties” and individually as a “Party.”

RECITALS

A. WHEREAS, Contributor previously contributed $15,500,000.00 to the Company (the “Contribution Amount”) as a series of Capital Contributions (as such term is defined in the Company’s Amended and Restated Operating Agreement, dated as of October 16, 2015, as the same may be amended and/or restated from time to time (the “Company Operating Agreement”)), as reflected from time to time in the schedules to the Company Operating Agreement;

B. WHEREAS, Contributor and the Company previously entered into: a Promissory Note, dated February 11, 2013, in the original principal amount of $2,000,000.00, a copy of which is attached hereto as Exhibit A; a Promissory Note, dated September 11, 2013, in the original principal amount of $1,000,000.00, a copy of which is attached hereto as Exhibit B; a Promissory Note, dated December 27, 2013, in the original principal amount of $1,000,000.00, a copy of which is attached hereto as Exhibit C; a Promissory Note, dated February 10, 2014, in the original principal amount of $2,000,000.00, a copy of which is attached hereto as Exhibit D; a Promissory Note, dated August 15, 2014, in the original principal amount of $500,000.00, a copy of which is attached hereto as Exhibit E; a Promissory Note, dated August 18, 2014, in the original principal amount of $500,000.00, a copy of which is attached hereto as Exhibit F; a Promissory Note, dated November 12, 2014, in the original principal amount of $1,000,000.00, a copy of which is attached hereto as Exhibit G; a Promissory Note, dated January 28, 2015, in the original principal amount of 500,000.00, a copy of which is attached hereto as Exhibit H; a Promissory Note, dated April 7, 2015, in the original principal amount of $500,000.00, a copy of which is attached hereto as Exhibit I; a Promissory Note, dated May 12, 2015, in the original principal amount of $500,000.00, a copy of which is attached hereto as Exhibit J; and a Promissory Note, dated August 24, 2015, in the original principal amount of $2,000,000.00, a copy of which is attached hereto as Exhibit K (collectively, the “Promissory Notes”, and the aggregate principal amount of such Promissory Notes, the “Promissory Note Amount”);

C. WHEREAS, (i) the Contribution Amount and the Promissory Note Amount reflect the same transfers of cash to the Company by the Contributor, (ii) the Parties believe such amounts were properly characterized as Capital Contributions and the Promissory Notes were entered into in error and (iii) the Parties desire to memorialize such understanding and clarify such characterization;

D. WHEREAS, prior to April 4, 2016, the Company had two lines of business: the genetics diagnostics business (the “Diagnostics Business”), which was conducted directly by the Company, and the pharmaceutical business (the “Pharma Business”), which was conducted through Pharma;

E. WHEREAS, on April 4, 2016, the Company separated the Pharma Business from the Diagnostics Business (the “Pharma Split-Off’) by redeeming all its Class P Shares (as defined in the Company Operating Agreement) in exchange for Preferred Shares of Pharma (as defined in the Amended and Restated Operating Agreement of Pharma (the “Pharma Operating Agreement”)), causing Pharma to assume all then-outstanding options to purchase Class P Shares and allocating the Contribution Amount between the Company and Pharma in proportion to the use of such Contribution Amount in the Diagnostics Business and the Pharma Business, respectively (the “Allocation”); and

F. WHEREAS, the amounts allocable pursuant to the Allocation were not determinable at the time of the Pharma Split-Off and the Parties desire to agree on the Allocation as further set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. Contribution of Contribution Amount. The Parties acknowledge and agree the Contributor contributed the Contribution Amount to the Company as a series of Capital Contributions to the Company.

2. Contribution Amount Consideration. In consideration for Contributor’s contribution of the Contribution Amount, the Company issued to the Contributor 510 Class A Shares, which subsequently were recapitalized into an aggregate of 56,000,000 Class D Preferred Shares and 51,000,000 Class P Preferred Shares, which Class D Preferred Shares subsequently were recapitalized into Class D-1 Preferred Shares and which Class P Preferred Shares subsequently were redeemed in exchange for Preferred Shares of Pharma.

3. Promissory Notes. The Parties acknowledge and agree the Promissory Notes improperly characterized the Contribution Amount and were void ab initio. In the event the Promissory Notes are deemed not void ab initio, such Promissory Notes shall be deemed cancelled effective immediately prior to the Pharma Split-Off, the principal amounts due thereunder shall be deemed contributed to the capital of the Company as a Capital Contribution, thereby becoming the Contribution Amount, and any interest accrued on such principal amounts shall be deemed cancelled.

4. Allocation. Effective as of the Pharma Split-Off, $4,592,488.82 of the Contribution Amount shall have been allocated to the Company and $10,907,511.18 of the Contribution Amount shall have been allocated to Pharma.

5. Amendments to Operating Agreements.

(a) For purposes of the Company Operating Agreement, the Contributor and the Ming Hsieh Annuity Trust shall be deemed to have Capital Contributions equal to, in the aggregate, $4,592,488.82, such that, among other things, the aggregate amount of their entitlement to distributions pursuant to Section 4.3(a)(i)(1) of the Company Operating Agreement shall equal $4,592,488.82. For the avoidance of doubt, the Contributor and the

Ming Hsieh Annuity Trust shall be deemed to have such aggregate amount of Capital Contributions and an entitlement to such aggregate amount of distributions notwithstanding any actual or deemed transfer of Class D-1 Preferred Shares pursuant to that certain Share Purchase Agreement, dated as of May 11, 2016.

(b) For purposes of the Pharma Operating Agreement, the Contributor shall be deemed to have Capital Contributions equal to, in the aggregate, $10,907,511.18, such that, among other things, the aggregate amount of his entitlement to distributions pursuant to Section 4.3(a)(i)(1) of the Pharma Operating Agreement shall equal $10,907,511.18.

(c) The Company Operating Agreement and the Pharma Operating Agreement, including any schedules thereto, shall be deemed amended to the extent necessary to reflect the terms of this Section 5.

6. Miscellaneous.

(a) Entire Agreement. This Agreement shall constitute the entire agreement and understanding of the Parties relating to the subject matter hereof and shall supersede all agreements and understandings that have an effective date prior to this Agreement.

(b) Further Assurances. The Parties shall execute and deliver any and all further materials, documents and instruments of conveyance, transfer or assignment, or take any other action, as may reasonably be requested by the Company and Pharma, to effect, record or verify the transfer to, and vesting in, the Company and Pharma, as applicable, of the Contribution Amount.

(c) No Third-Party Beneficiaries. Nothing in this Agreement will be construed as giving any person, other than the Parties and their successors and permitted assigns, any right, remedy, or claim under or in respect of this Agreement.

(d) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors, heirs, administrators and assigns.

(e) Relationship Among Parties. This Agreement shall not constitute any Party as an agent or legal representative of any other Party, nor shall a Party have the right or authority to assume, create, or incur any liability of any kind, expressed or implied, against or in the name or on behalf of the other Parties. Nothing contained in this Agreement is intended to, or shall be deemed to, create a partnership or joint venture relationship among the Parties.

(f) Amendment; Waiver. This Agreement cannot be amended or changed, nor any performance, term, or condition waived in whole or in part, except by a writing signed by the Party against whom enforcement of the change or waiver is sought. Any term or condition of this Agreement may be waived at any time by the Party hereto entitled to the benefit thereof, and any such term or condition may be modified at any time by an agreement in writing executed by each of the Parties hereto entitled to the benefit thereof. No delay or failure on the part of any Party in exercising any rights hereunder, and no partial or single exercise thereof, will constitute a waiver of such rights or of any other rights hereunder.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

(h) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provision as applied to other persons, places and circumstances shall remain in full force and effect.

(i) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

(Signature Page Follows)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

CONTRIBUTOR MING HSIEH /s/ Ming Hsieh COMPANY FULGENT THERAPEUTICS LLC, a California limited liability company

By:	/s/ Ming Hsieh
Name:	Ming Hsieh
Title:	Manager
PHARMA FULGENT PHARMA LLC, a California limited liability company

By:	/s/ Ming Hsieh
Name:	Ming Hsieh
Title:	Manager

SIGNATURE PAGE TO CONTRIBUTION AND ALLOCATION AGREEMENT

Exhibit A

Promissory Note, dated February 11, 2013

PROMISSORY NOTE

Amount $2,000,000.00	Date February 11th, 2013

FOR VALUE RECEIVED, FULGENT THERAPEUTICS, LLC, (the “Borrower”), hereby promises to pay to the order of MING HSIEH, (“Lender”), the principal sum of $2,000,000.00 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL. The principal amount of this Promissory Note and any accrued but unpaid interest shall be due and payable on February 10th, 2016. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal. If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on February 10th, 2016.

INTEREST. This Note shall bear simple interest at 0.21 percent.

PREPAYMENT. The Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES. No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.

Borrower:	/s/ Ming Hsieh
FULGENT THERAPEUTICS, LLC

Lender:	/s/ Ming Hsieh
MING HSIEH

1

REV. RUL. 2013-3 TABLE 1

Applicable Federal Rates (AFR) for February 2013

	Period for Compounding
	Annual	Semiannual	Quarterly	Monthly
	Short-term
AFR	.21%	.21%	.21%	.21%
110% AFR	.23%	.23%	.23%	.23%
120% AFR	.25%	.25%	.25%	.25%
130% AFR	.27%	.27%	.27%	.27%
	Mid-term
AFR	1.01%	1.01%	1.01%	1.01%
110% AFR	1.11%	1.11%	1.11%	1.11%
120% AFR	1.21%	1.21%	1.21%	1.21%
130% AFR	1.31%	1.31%	1.31%	1.31%
150% AFR	1.53%	1.52%	1.52%	1.52%
175% AFR	1.78%	1.77%	1.77%	1.76%
	Long-term
AFR	2.52%	2.50%	2.49%	2.49%
110% AFR	2.77%	2.75%	2.74%	2.73%
120% AFR	3.02%	3.00%	2.99%	2.98%
130% AFR	3.28%	3.25%	3.24%	3.23%

2

Exhibit B

Promissory Note, dated September 11, 2013

PROMISSORY NOTE

Amount $1,000,000.00	Date September 11th, 2013

FOR VALUE RECEIVED, FULGENT THERAPEUTICS, LLC, (the “Borrower”), hereby promises to pay to the order of MING HSIEH, (“Lender”), the principal sum of $1,000,000.00 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL. The principal amount of this Promissory Note and any accrued but unpaid interest shall be due and payable on September 10th, 2016. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal. If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on September 10th, 2016.

INTEREST. This Note shall bear simple interest at 0.25 percent.

PREPAYMENT. The Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES. No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.

Borrower:	/s/ Ming Hsieh
FULGENT THERAPEUTICS, LLC

Lender:	/s/ Ming Hsieh
MING HSIEH

1

REV. RUL. 2013-18 TABLE 1

Applicable Federal Rates (AFR) for September 2013

	Period for Compounding
	Annual	Semiannual	Quarterly	Monthly
	Short-term
AFR	.25%	.25%	.25%	.25%
110% AFR	.28%	.28%	.28%	.28%
120% AFR	.30%	.30%	.30%	.30%
130% AFR	.33%	.33%	.33%	.33%
	Mid-term
AFR	1.66%	1.65%	1.65%	1.64%
110% AFR	1.83%	1.82%	1.82%	1.81%
120% AFR	1.99%	1.98%	1.98%	1.97%
130% AFR	2.16%	2.15%	2.14%	2.14%
150% AFR	2.50%	2.48%	2.47%	2.47%
175% AFR	2.91%	2.89%	2.88%	2.87%
	Long-term
AFR	3.28%	3.25%	3.24%	3.23%
110% AFR	3.61%	3.58%	3.56%	3.55%
120% AFR	3.94%	3.90%	3.88%	3.87%
130% AFR	4.27%	4.23%	4.21%	4.19%

2

Exhibit C

Promissory Note, dated December 27, 2013

PROMISSORY NOTE

Amount $1,000,000.00	Date December 27th, 2013

FOR VALUE RECEIVED, FULGENT THERAPEUTICS, LLC, (the “Borrower”), hereby promises to pay to the order of MING HSIEH, (“Lender”), the principal sum of $1,000,000.00 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL. The principal amount of this Promissory Note and any accrued but unpaid interest shall be due and payable on December 26th, 2016. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal. If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on December 26th, 2016.

INTEREST. This Note shall bear simple interest at 0.25 percent.

PREPAYMENT. The Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES. No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.

Borrower:	/s/ Ming Hsieh
FULGENT THERAPEUTICS, LLC

Lender:	/s/ Ming Hsieh
MING HSIEH

1

REV. RUL. 2013-26 TABLE 1

Applicable Federal Rates (AFR) for December 2013

	Period for Compounding
	Annual	Semiannual	Quarterly	Monthly
	Short-term
AFR	.25%	.25%	.25%	.25%
110% AFR	.28%	.28%	.28%	.28%
120% AFR	.30%	.30%	.30%	.30%
130% AFR	.33%	.33%	.33%	.33%
	Mid-term
AFR	1.65%	1.64%	1.64%	1.63%
110% AFR	1.81%	1.80%	1.80%	1.79%
120% AFR	1.98%	1.97%	1.97%	1.96%
130% AFR	2.14%	2.13%	2.12%	2.12%
150% AFR	2.48%	2.46%	2.45%	2.45%
175% AFR	2.89%	2.87%	2.86%	2.85%
	Long-term
AFR	3.32%	3.29%	3.28%	3.27%
110% AFR	3.65%	3.62%	3.60%	3.59%
120% AFR	3.99%	3.95%	3.93%	3.92%
130% AFR	4.33%	4.28%	4.26%	4.24%

2

Exhibit D

Promissory Note, dated February 10, 2014

PROMISSORY NOTE

Amount $2,000,000.00	Date February 10th, 2014

FOR VALUE RECEIVED, FULGENT THERAPEUTICS, LLC, (the “Borrower”), hereby promises to pay to the order of MING HSIEH, (“Lender”), the principal sum of $2,000,000.00 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL. The principal amount of this Promissory Note and any accrued but unpaid interest shall be due and payable on February 9th, 2017. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal. If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on February 9th, 2017.

INTEREST. This Note shall bear simple interest at 0.30 percent.

PREPAYMENT. The Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES. No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.

Borrower:	/s/ Ming Hsieh
FULGENT THERAPEUTICS, LLC

Lender:	/s/ Ming Hsieh
MING HSIEH

1

REV. RUL. 2014-6 TABLE 1

Applicable Federal Rates (AFR) for February 2014

	Period for Compounding
	Annual	Semiannual	Quarterly	Monthly
		Short-term
AFR	.30%	.30%	.30%	.30%
110% AFR	.33%	.33%	.33%	.33%
120% AFR	.36%	.36%	.36%	.36%
130% AFR	.39%	.39%	.39%	.39%
		Mid-term
AFR	1.97%	1.96%	1.96%	1.95%
110% AFR	2.17%	2.16%	2.15%	2.15%
120% AFR	2.36%	2.35%	2.34%	2.34%
130% AFR	2.57%	2.55%	2.54%	2.54%
150% AFR	2.96%	2.94%	2.93%	2.92%
175% AFR	3.46%	3.43%	3.42%	3.41%
		Long-term
AFR	3.56%	3.53%	3.51%	3.50%
110% AFR	3.92%	3.88%	3.86%	3.85%
120% AFR	4.28%	4.24%	4.22%	4.20%
130% AFR	4.64%	4.59%	4.56%	4.55%

2

Exhibit E

Promissory Note, dated August 15, 2014

PROMISSORY NOTE

Amount $500,000.00	Date August 15th, 2014

FOR VALUE RECEIVED, FULGENT THERAPEUTICS, LLC, (the “Borrower”), hereby promises to pay to the order of MING HSIEH, (“Lender”), the principal sum of $500,000.00 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL. The principal amount of this Promissory Note and any accrued but unpaid interest shall be due and payable on August 14th, 2017. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal. If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on August 14th, 2017.

INTEREST. This Note shall bear simple interest at 0.36 percent.

PREPAYMENT. The Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES. No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.

Borrower:	/s/ Ming Hsieh
FULGENT THERAPEUTICS, LLC

Lender:	/s/ Ming Hsieh
MING HSIEH

1

REV. RUL. 2014-19 TABLE 1

Applicable Federal Rates (AFR) for August 2014

	Period for Compounding
	Annual	Semiannual	Quarterly	Monthly
		Short-term
AFR	.36%	.36%	.36%	.36%
110% AFR	.40%	.40%	.40%	.40%
120% AFR	.43%	.43%	.43%	.43%
130% AFR	.47%	.47%	.47%	.47%
		Mid-term
AFR	1.89%	1.88%	1.88%	1.87%
110% AFR	2.08%	2.07%	2.06%	2.06%
120% AFR	2.27%	2.26%	2.25%	2.25%
130% AFR	2.45%	2.44%	2.43%	2.43%
150% AFR	2.84%	2.82%	2.81%	2.80%
175% AFR	3.32%	3.29%	3.28%	3.27%
		Long-term
AFR	3.09%	3.07%	3.06%	3.05%
110% AFR	3.41%	3.38%	3.37%	3.36%
120% AFR	3.71%	3.68%	3.66%	3.65%
130% AFR	4.03%	3.99%	3.97%	3.96%

2

Exhibit F

Promissory Note, dated August 18, 2014

PROMISSORY NOTE

Amount $500,000.00	Date August 18th, 2014

FOR VALUE RECEIVED, FULGENT THERAPEUTICS, LLC, (the “Borrower”), hereby promises to pay to the order of MING HSIEH, (“Lender”), the principal sum of $500,000.00 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL. The principal amount of this Promissory Note and any accrued but unpaid interest shall be due and payable on August 17th, 2017. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal. If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on August 17th, 2017.

INTEREST. This Note shall bear simple interest at 0.36 percent.

PREPAYMENT. The Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES. No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.

Borrower:	/s/ Ming Hsieh
FULGENT THERAPEUTICS, LLC

Lender:	/s/ Ming Hsieh
MING HSIEH

1

REV. RUL. 2014-19 TABLE 1

Applicable Federal Rates (AFR) for August 2014

	Period for Compounding
	Annual	Semiannual	Quarterly	Monthly
	Short-term
AFR	.36%	.36%	.36%	.36%
110% AFR	.40%	.40%	.40%	.40%
120% AFR	.43%	.43%	.43%	.43%
130% AFR	.47%	.47%	.47%	.47%
	Mid-term
AFR	1.89%	1.88%	1.88%	1.87%
110% AFR	2.08%	2.07%	2.06%	2.06%
120% AFR	2.27%	2.26%	2.25%	2.25%
130% AFR	2.45%	2.44%	2.43%	2.43%
150% AFR	2.84%	2.82%	2.81%	2.80%
175% AFR	3.32%	3.29%	3.28%	3.27%
	Long-term
AFR	3.09%	3.07%	3.06%	3.05%
110% AFR	3.41%	3.38%	3.37%	3.36%
120% AFR	3.71%	3.68%	3.66%	3.65%
130% AFR	4.03%	3.99%	3.97%	3.96%

2

Exhibit G

Promissory Note, dated November 12, 2014

PROMISSORY NOTE

Amount $1,000,000.00	Date November 12th, 2014

FOR VALUE RECEIVED, FULGENT THERAPEUTICS, LLC, (the “Borrower”), hereby promises to pay to the order of MING HSIEH, (“Lender”), the principal sum of $1,000,000.00 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL. The principal amount of this Promissory Note and any accrued but unpaid interest shall be due and payable on November 11th, 2017. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal. If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on November 11th, 2017.

INTEREST. This Note shall bear simple interest at 0.39 percent.

PREPAYMENT. The Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES. No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.

Borrower:	/s/ Ming Hsieh
FULGENT THERAPEUTICS, LLC

Lender:	/s/ Ming Hsieh
MING HSIEH

1

REV. RUL. 2014-28 TABLE 1

Applicable Federal Rates (AFR) for November 2014

	Period for Compounding
	Annual	Semiannual	Quarterly	Monthly
		Short-term
AFR	.39%	.39%	.39%	.39%
110% AFR	.43%	.43%	.43%	.43%
120% AFR	.47%	.47%	.47%	.47%
130% AFR	.51%	.51%	.51%	.51%
		Mid-term
AFR	1.90%	1.89%	1.89%	1.88%
110% AFR	2.09%	2.08%	2.07%	2.07%
120% AFR	2.28%	2.27%	2.26%	2.26%
130% AFR	2.48%	2.46%	2.45%	2.45%
150% AFR	2.86%	2.84%	2.83%	2.82%
175% AFR	3.34%	3.31%	3.30%	3.29%
		Long-term
AFR	2.91%	2.89%	2.88%	2.87%
110% AFR	3.21%	3.18%	3.17%	3.16%
120% AFR	3.50%	3.47%	3.46%	3.45%
130% AFR	3.80%	3.76%	3.74%	3.73%

2

Exhibit H

Promissory Note, dated January 28, 2015

PROMISSORY NOTE

Amount $500,000.00	Date January 28th, 2015

FOR VALUE RECEIVED, FULGENT THERAPEUTICS, LLC, (the “Borrower”), hereby promises to pay to the order of MING HSIEH, (“Lender”), the principal sum of $500,000.00 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL. The principal amount of this Promissory Note and any accrued but unpaid interest shall be due and payable on January 27th, 2018. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal. If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on January 27th, 2018.

INTEREST. This Note shall bear simple interest at 0.41 percent.

PREPAYMENT. The Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES. No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.

Borrower:	/s/ Ming Hsieh
FULGENT THERAPEUTICS, LLC

Lender:	/s/ Ming Hsieh
MING HSIEH

1

REV. RUL. 2015-1 TABLE 1

Applicable Federal Rates (AFR) for January 2015

	Period for Compounding
	Annual	Semiannual	Quarterly	Monthly
	Short-term
AFR	.41%	.41%	.41%	.41%
110% AFR	.45%	.45%	.45%	.45%
120% AFR	.49%	.49%	.49%	.49%
130% AFR	.53%	.53%	.53%	.53%
	Mid-term
AFR	1.75%	1.74%	1.74%	1.73%
110% AFR	1.92%	1.91%	1.91%	1.90%
120% AFR	2.10%	2.09%	2.08%	2.08%
130% AFR	2.27%	2.26%	2.25%	2.25%
150% AFR	2.63%	2.61%	2.60%	2.60%
175% AFR	3.07%	3.05%	3.04%	3.03%
	Long-term
AFR	2.67%	2.65%	2.64%	2.64%
110% AFR	2.94%	2.92%	2.91%	2.90%
120% AFR	3.21%	3.18%	3.17%	3.16%
130% AFR	3.48%	3.45%	3.44%	3.43%

2

Exhibit I

Promissory Note, dated April 7, 2015

PROMISSORY NOTE

Amount $500,000.00	Date April 7th, 2015

FOR VALUE RECEIVED, FULGENT THERAPEUTICS, LLC, (the “Borrower”), hereby promises to pay to the order of MING HSIEH, (“Lender”), the principal sum of $500,000.00 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL. The principal amount of this Promissory Note and any accrued but unpaid interest shall be due and payable on April 6th, 2018. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal. If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on April 6th, 2018.

INTEREST. This Note shall bear simple interest at 0.48 percent.

PREPAYMENT. The Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES. No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.

Borrower:	/s/ Ming Hsieh
FULGENT THERAPEUTICS, LLC

Lender:	/s/ Ming Hsieh
MING HSIEH

1

REV. RUL. 2015-7 TABLE 1

Applicable Federal Rates (AFR) for April 2015

	Period for Compounding
	Annual	Semiannual	Quarterly	Monthly
	Short-term
AFR	.48%	.48%	.48%	.48%
110% AFR	.53%	.53%	.53%	.53%
120% AFR	.58%	.58%	.58%	.58%
130% AFR	.62%	.62%	.62%	.62%
	Mid-term
AFR	1.70%	1.69%	1.69%	1.68%
110% AFR	1.87%	1.86%	1.86%	1.85%
120% AFR	2.04%	2.03%	2.02%	2.02%
130% AFR	2.21%	2.20%	2.19%	2.19%
150% AFR	2.56%	2.54%	2.53%	2.53%
175% AFR	2.98%	2.96%	2.95%	2.94%
	Long-term
AFR	2.47%	2.45%	2.44%	2.44%
110% AFR	2.72%	2.70%	2.69%	2.68%
120% AFR	2.96%	2.94%	2.93%	2.92%
130% AFR	3.22%	3.19%	3.18%	3.17%

2

Exhibit J

Promissory Note, dated May 12, 2015

PROMISSORY NOTE

Amount $500,000.00	Date May 12th, 2015

FOR VALUE RECEIVED, FULGENT THERAPEUTICS, LLC, (the “Borrower”), hereby promises to pay to the order of MING HSIEH, (“Lender”), the principal sum of $500,000.00 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL. The principal amount of this Promissory Note and any accrued but unpaid interest shall be due and payable on May 11th, 2018. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal. If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on May 11th, 2018.

INTEREST. This Note shall bear simple interest at 0.43 percent.

PREPAYMENT. The Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES. No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.

Borrower:	/s/ Ming Hsieh
FULGENT THERAPEUTICS, LLC

Lender:	/s/ Ming Hsieh
MING HSIEH

1

REV. RUL. 2015-8 TABLE 1

Applicable Federal Rates (AFR) for May 2015

	Period for Compounding
	Annual	Semiannual	Quarterly	Monthly
	Short-term
AFR	.43%	.43%	.43%	.43%
110% AFR	.47%	.47%	.47%	.47%
120% AFR	.52%	.52%	.52%	.52%
130% AFR	.56%	.56%	.56%	.56%
	Mid-term
AFR	1.53%	1.52%	1.52%	1.52%
110% AFR	1.68%	1.67%	1.67%	1.66%
120% AFR	1.83%	1.82%	1.82%	1.81%
130% AFR	1.99%	1.98%	1.98%	1.97%
150% AFR	2.29%	2.28%	2.27%	2.27%
175% AFR	2.68%	2.66%	2.65%	2.65%
	Long-term
AFR	2.30%	2.29%	2.28%	2.28%
110% AFR	2.54%	2.52%	2.51%	2.51%
120% AFR	2.77%	2.75%	2.74%	2.73%
130% AFR	3.00%	2.98%	2.97%	2.96%

2

Exhibit K

Promissory Note, dated August 24, 2015

PROMISSORY NOTE

Amount $2,000,000.00	Date August 24th, 2015

FOR VALUE RECEIVED, FULGENT THERAPEUTICS, LLC, (the “Borrower”), hereby promises to pay to the order of MING HSIEH, (“Lender”), the principal sum of $2,000,000.00 pursuant to the terms and conditions set forth herein.

PAYMENT OF PRINCIPAL. The principal amount of this Promissory Note and any accrued but unpaid interest shall be due and payable on August 23th, 2018. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal. If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on August 23th, 2018.

INTEREST. This Note shall bear simple interest at 0.48 percent.

PREPAYMENT. The Maker shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.

REMEDIES. No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the day and year first above written.

Borrower:	/s/ Ming Hsieh
FULGENT THERAPEUTICS, LLC

Lender:	/s/ Ming Hsieh
MING HSIEH

1

REV. RUL. 2015-16 TABLE 1

Applicable Federal Rates (AFR) for August 2015

	Period for Compounding
	Annual	Semiannual	Quarterly	Monthly
	Short-term
AFR	.48%	.48%	.48%	.48%
110% AFR	.53%	.53%	.53%	.53%
120% AFR	.58%	.58%	.58%	.58%
130% AFR	.62%	.62%	.62%	.62%
	Mid-term
AFR	1.82%	1.81%	1.81%	1.80%
110% AFR	2.00%	1.99%	1.99%	1.98%
120% AFR	2.18%	2.17%	2.16%	2.16%
130% AFR	2.36%	2.35%	2.34%	2.34%
150% AFR	2.74%	2.72%	2.71%	2.70%
175% AFR	3.20%	3.17%	3.16%	3.15%
	Long-term
AFR	2.82%	2.80%	2.79%	2.78%
110% AFR	3.10%	3.08%	3.07%	3.06%
120% AFR	3.39%	3.36%	3.35%	3.34%
130% AFR	3.67%	3.64%	3.62%	3.61%

2